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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      November 4, 2004
                                                  ------------------------------

                              Retail Ventures, Inc.
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             (Exact name of registrant as specified in its charter)

          Ohio                          1-10767                  31-322832
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)


 3241 Westerville Road, Columbus, Ohio                              43224
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(Address of principal executive offices)                         (Zip Code)

                                 (614) 471-4722
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02       OPERATIONS AND FINANCIAL CONDITION.

On November 4, 2004, Retail Ventures, Inc. (the "Company") issued a press release regarding its reported sales for the month of October and revised its earnings estimate for the third quarter and fiscal 2004. A copy of the Company's press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

           (c)  EXHIBITS

           Exhibit No.                           Description
           -----------     -----------------------------------------------------

              99.1         Retail Ventures, Inc. press release dated November 4,
                           2004.

The information in this Form 8-K, including the exhibit hereto, shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Retail Ventures, Inc.

Date: November 4, 2004       By: /s/ James A. McGrady
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                                 James A. McGrady, Executive Vice President
                                 and Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.                          Description
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   99.1       Retail Ventures, Inc. press release dated November 4, 2004.